Prime Series

Institutional Class Shares

Independent Schools and Colleges Class Shares

Florida Education Class Shares

Colorado Investors Class Shares

Government Series

Supplement Dated April 3, 2012 to

Prospectus Dated October 31, 2011

The following supplements information contained in the Prospectus of Prime Series and Government Series, each a series of PFM Funds, a Virginia business trust (the “Trust”).

The definition of “Business Day” in the section of the Prospectus captioned “Investing in the Portfolios” is replaced in its entirety with the following:

“Shares of the Portfolios may be purchased and redeemed Monday through Friday except for holidays on which the Federal Reserve Bank of New York or the bond market is closed (each, a “Business Day”). The fixed income securities market will be open for a limited time on Friday, April 6, 2012. However, the Trust’s investment adviser anticipates limited availability for money market securities, and fixed income settlement capacity limitations due to the Good Friday holiday observance. As a result, the Portfolios will not be open for business on April 6, 2012; no Federal Reserve wire settlement will occur, purchases and redemptions will not be accepted, and no settlement will occur for the Portfolios.”

The paragraph entitled “Calculating Net Asset Value per Share (NAV)” in the section of the Prospectus captioned “The Trust’s Policies” is replaced in its entirety with the following:

“Each Portfolio calculates its NAV as of 2:00 P.M. Eastern Time each Business Day, except that on any day on which the Securities Industry and Financial Markets Association has called for an early close of trading in the bond market, the NAV will be determined as of close of trading in the bond market on that day. To calculate NAV, a Portfolio first subtracts its total liabilities from its total assets, then divides the result by the number of outstanding shares. The Portfolios follow rules of the Securities and Exchange Commission (“SEC”) when valuing their assets. Like most money market funds, they use the amortized cost method, which takes into account any premiums or discounts to the face value of securities the Portfolios buy. Under this method, changes in interest rates do not affect the valuation.”

The date of this Supplement is April 3, 2012.

Please retain this Supplement for future reference.